UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Center Coast MLP & Infrastructure Fund

(Name of Registrant As Specified in its Agreement and Declaration of Trust)

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CENTER COAST MLP & INFRASTRUCTURE FUND
1600 Smith Street, Suite 3800
Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 5, 2016

Notice is hereby given to the shareholders of Center Coast MLP & Infrastructure Fund (“CEN” or the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002 on Thursday, May 5, 2016, at 1:30 p.m. (Central time). The Annual Meeting is being held for the following purposes:

1.	To elect the Trustee nominees named in the accompanying proxy statement (Michael F. Curran and James Edward Jones) as Class I Trustees to serve until the Fund’s 2018 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES OF THE BOARD.

The Board has fixed the close of business on March 21, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:

/s/ Dan C. Tutcher

Dan C. Tutcher
Trustee, President and Chief Executive Officer

Houston, Texas
March 31, 2016

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

CENTER COAST MLP & INFRASTRUCTURE FUND (NYSE: CEN)

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To be held on May 5, 2016

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”) of Center Coast MLP & Infrastructure Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Thursday May 5, 2016 and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, on Thursday, May 5, 2016, at 1:30 p.m. (Central time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Fund at (800) 651-2345.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, or by calling (800) 651-2345.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s shareholders on or about March 31, 2016.

•	Why is a shareholder meeting being held?

The Fund’s Shares are listed on the New York Stock Exchange (“NYSE”), and the Fund’s governing documents and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on?

The Annual Meeting is being held to elect the Trustee nominees named in this Proxy Statement (Michael F. Curran and James Edward Jones) as Class I Trustees to serve until the Fund’s 2018 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Thursday, May 5, 2016, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

•	How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees of the Board. The Board has reviewed the qualifications and backgrounds of the Board’s nominees. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on March 21, 2016 (the “Record Date”) are entitled to be present at the Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Share is entitled to one vote on the Proposal. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

You may contact the Fund at (800) 651-2345 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker‑dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•	How many Shares of the Fund were outstanding as of the record date?

At the close of business on March 21, 2016, the Fund had 19,778,908 Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

The Fund’s governing documents and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders are being asked to elect Trustees in the following manner:

To elect the Trustee nominees named in this Proxy Statement (Michael F. Curran and James Edward Jones) as Class I Trustees to serve until the Fund’s 2018 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board

The Trustees of the Fund are currently classified into two classes of Trustees. Set forth below are the current Class I Trustees and Class II Trustees of the Fund:

CLASS I TRUSTEES. Michael F. Curran and James Edward Jones are the Class I Trustees of the Fund. The Class I Trustees are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES. Alfred J. Moran and Dan C. Tutcher are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2017 annual meeting of shareholders or until successors shall have been elected and qualified.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Each of Michael F. Curran and James Edward Jones has consented to serve as a Trustee if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Certain information concerning the Trustees (including the Trustee nominees) and the officers of the Fund is set forth in the tables below. Trustees whom are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Fund are referred to herein as “Independent Trustees.” The Trustee who is classified as an interested person of the Fund is referred to herein as an “Interested Trustee.”

Trustee Biographical Information

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
Michael F. Curran Year of birth: 1940 2001 Kirby Dr. Suite 50 Houston, TX 77019	Trustee since 2013	Chairman of Curran Holdings, Inc., (Investments) (2007-present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002- 2007).	2	None.

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
James Edward Jones Year of birth: 1954 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee since 2013	President & CFO of Elk River Resources (2013-present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004- 2013). Director of The J.E. and L.E. Mabee Foundation.	2	None.
Alfred J. Moran Year of birth: 1943 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee since 2013	Chairman and Chief Executive Officer of the Moran Group LLC (Management Consulting) (2003-present). Formerly, Chief Administrative Officer of the City of Houston (2008-2013). Director of the National Association of Corporate Directors, Tricity Chapter; Peach Outreach, M.D. Anderson Uterine Cancer Fund.	2	Director of Cornell Companies, Inc. (2005 – 2010). Formerly, director of Strome Investment Management, L.P. (2004 – 2006); Docutec/Emprint Solutions, Inc. (1970 – 2005).
Interested Trustee:
Dan C. Tutcher* Year of birth: 1949 1600 Smith Street Suite 3800 Houston, TX 77002	Trustee, President, Chief Executive Officer, since 2013	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Partners, L.P.; Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).	2	Director of Enbridge, Inc. (2006 – present). Formerly, director of Sterling Bancshares (2005-2011).

*	Mr. Tutcher is an interested person of the Fund because of his position as a principal and control person of Center Coast Capital Advisors, L.P., the Fund’s investment adviser.

(1)	There are three funds, including the Fund, in the “Fund Complex.”

Trustee Qualifications

The Board has determined that each Trustee should serve as a Trustee of the Fund based on several factors (none of which alone is decisive). The Board believes that the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: availability and commitment to attend meetings and perform the responsibilities of a Trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and auditors and other trustees. Each current Trustee’s ability to perform his duties effectively is evidenced by professional accomplishments; prior and current business, consulting and public service positions; service on boards of public and private companies and not-for-profit entities and other organizations; and prior experience in fields related to the operations of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Michael F. Curran. Through Mr. Curran’s more than 45 years of diversified experience in the domestic and international pipeline construction industry, including as chairman of the board, president and chief executive officer of public and private pipeline construction companies, Mr. Curran has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

James Edward Jones. Through Mr. Jones’s extensive experience in banking, including as managing partner of a broker dealer and as chairman, president and chief executive officer of a commercial bank, Mr. Jones has significant experience in financial matters related to the energy industry and is experienced in financial, regulatory and investment matters.

Alfred J. Moran. Through Mr. Moran’s experience as chief executive officer, corporate director, government official and change management consultant, including seven chief financial officer positions, two chief operating officer positions, two NYSE listed company directorships, four public company directorships and five private company directorships, Mr. Moran is experienced in financial, regulatory and investment matters.

Dan C. Tutcher. Through Mr. Tutcher’s more than 40 years of experience owning and operating midstream energy assets and as founder and principal of Coast Capital Advisors, L.P, the Fund’s investment adviser (the “Advisor”), including his serving as president of three public companies and a director of five public companies, Mr. Tutcher has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund were appointed by the Board on August 14, 2013 and will serve until their respective successors are chosen and qualified. The principal business address of each executive officer is 1600 Smith Street, Suite 3800, Houston, TX 77002.

Name and Year of Birth	Position	Principal Occupation During the Past Five Years
William H. Bauch Year of birth: 1961	Chief Compliance Officer, Chief Financial Officer and Treasurer	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, L.P. (2012-present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).
Rachel Hollowell Year of birth: 1980	Secretary	Director of Operations of Center Coast Capital Advisors, L.P. (2010-present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).

Robert T. Chisholm Year of birth: 1976	Vice President
Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-Present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are Independent Trustees and one of whom is classified as an Interested Trustee. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

Dan C. Tutcher, an Interested Trustee, currently serves as Chair of the Board. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Michael F. Curran as lead Independent Trustee. The lead Independent Trustee serves as the primary liaison between the Independent Trustees and management of the Fund. He participates in the planning of Board meetings, leads executive sessions of the Independent Trustees, seeks to encourage inquiry among the Independent Trustees, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees meet regularly outside the presence of Fund management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee. The functions and role of each committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a chair of the Board who is an Interested Trustee, a lead Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. The Board also believes that its structure facilitates the flow of information and open dialogue among the trustees and management of the Fund. In reaching these conclusions, the Board considered, among other things, the role of the Advisor in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund.

Board Committees

The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Trustees, serve on the Fund’s Audit Committee. Mr. Moran is the Chair of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm. Mr. Moran has been identified as the Audit Committee Financial Expert of the Fund.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), and (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm. Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board that the financial statements be included in the Fund’s Annual Reports for the past fiscal year.

The Audit Committee is governed by a written Audit Committee Charter, which was approved by the Board on August 14, 2013. The Audit Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Audit Committee Charter was attached as Appendix A to the Fund’s 2014 proxy statement.

Nominating and Governance Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Trustees, serve on the Fund’s Nominating and Governance Committee. Mr. Jones is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, such recommendations should be forwarded to the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002.

The Nominating and Governance Committee is governed by a written Nominating and Governance Committee Charter, which was approved by the Board on August 14, 2013. The Nominating and Governance Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s nominating and governance committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Nominating and Governance Committee Charter was attached as Appendix B to the Fund’s 2014 proxy statement.

Trustee Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify that it relates to the Fund and (iv) identify the number of shares held by the shareholder.

Beneficial Ownership of Securities

As of March 21, 2016, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Number of Shares of the Fund Owned	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Michael F. Curran	13,334	Over $100,000	Over $100,000
James Edward Jones	2,580	$10,001 - $50,000	$10,001 - $50,000
Alfred J. Moran	2,733	$10,001 - $50,000	$10,001 - $50,000
Interested Trustee:
Dan C. Tutcher(2)	172,347	Over $100,000	Over $100,000

(1)	There are three funds, including the Fund, in the “Family of Investment Companies.”

(2)	In addition to the 172,347 Shares beneficially owned, directly or indirectly, by Mr. Tutcher, the Advisor purchased 5,250 Shares of the Fund in order to provide the Fund with over $100,000 of net capital as required by the 1940 Act. Mr. Tutcher may be deemed to be a beneficial owner of the Shares held by the Advisor by virtue of his control over the Advisor.

As of March 21, 2016, executive officers of the Fund, who are not Trustees, beneficially owned equity securities of the Fund in the following amounts:

William H. Bauch:	33,334 Shares
Robert T. Chisholm:	2,500 Shares
Rachel Hollowell	237 Shares

As of March 21, 2016, no trustee or officer individually owned more than 1% of the outstanding shares of the Fund. The Trustees and officers of the Fund as a group owned approximately 1.2% of the outstanding shares of the Fund.

Board Meetings

During the Fund’s fiscal year ended November 30, 2015, the Board held six meetings, the Fund’s Nominating and Governance Committee held two meetings and the Fund’s Audit Committee held three meetings.

Each Trustee attended at least 75% of the aggregate of all meetings of the Board and the committees of the Board on which such Trustee served held during the Fund’s fiscal year ended November 30, 2015.

It is the Fund’s policy to invite Trustees to attend annual meetings of shareholders, either in person or telephonically.

Trustee Compensation

The following table sets forth the compensation paid to each Trustee by the Fund and the total compensation paid to each Trustee by funds in the Fund Complex, during the Fund’s fiscal year ended November 30, 2015. The Fund’s officers receive no compensation from the Fund but may be officers or employees of the Advisor and may receive compensation in such capacities.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2) Paid to Trustee
Independent Trustees:
Michael F. Curran	$47,500	None	None	$57,500
James Edward Jones	$47,500	None	None	$57,500
Alfred J. Moran	$47,500	None	None	$57,500
Interested Trustee:
Dan C. Tutcher	$0	None	None	$0

(1)	The Fund does not accrue or pay retirement or pension benefits to Trustees.

(2)	There are three funds, including the Fund, in the “Fund Complex.”

Shareholder Approval

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. The holders of Shares will have equal voting rights (i.e. one vote per Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

The Board has fixed the close of business on March 21, 2016 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

You may contact the Fund at (800) 651-2345 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 5, 2016

This Proxy Statement is available on the Internet at http://www.centercoastcap.com/CEN/news

Advisor

Center Coast Capital Advisors, LP, acts as the Fund’s investment adviser. The Advisor is a registered investment adviser headquartered in Houston, Texas focused on energy infrastructure investments. The Advisor generally manages its investments according to a process focused on quality and durability of cash flows. The Advisor combines the expertise of midstream and energy infrastructure operators and financial and investment professionals. The Advisor’s senior professionals include a former MLP chief executive officer and experienced investment professionals with an established track record of managing MLP investments as well as operating midstream and other energy infrastructure assets. The Advisor seeks to draw upon this unique experience to achieve a robust diligence process, structured investment process and access to a unique network of relationships to identify both public and private MLP and infrastructure investment opportunities. As of February 29, 2016, the Advisor managed approximately $2.8 billion in assets. The Advisor is located at 1600 Smith Street, Suite 3800, Houston, Texas 77002.

Administrator

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator to the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Fund for the current fiscal year. The Fund does not know of any direct or indirect financial interest of PWC in the Fund.

Representatives of PWC will be invited to attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement and to answer questions if they desire to do so.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal year were $85,000 for 2014 and $115,000 for 2015.

Audit-Related Fees

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements are $10,000 for 2014 and $5,000 for 2015.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,000 for 2014 and $101,000 for 2015.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant are $0 for 2014 and $0 for 2015.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for the last two fiscal years of the registrant was $111,000 for 2014 and $106,000 for 2015.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted Pre-Approved Policies and Procedures as part of the Audit Committee Charter, which is attached hereto as Appendix A.

For the Fund’s last two fiscal years, the Audit Committee has pre-approved all audit and non-audit services provided by PWC to the Fund, and all non-audit services provided by PWC to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that are related to the operations of the Fund.

For the Fund’s last two fiscal years, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of March 21, 2016, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as follows:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	common shares	3,495,743	17.69%
Oxbow Advisors (2) 1777 N.E. Loop 410, Suite 600 San Antonio, TX	common shares	2,281,510	11.54%

(1)	Based on Schedule 13 G/A filed on January 12, 2016.
(2)	Based on Form 13F filed on February 1, 2016

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Advisor, affiliated persons of the Advisor, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Fund’s review of such Section 16 filings, the Fund believes that for the fiscal year ended November 30, 2015, all filings applicable to such persons were completed and filed.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

The Fund’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

 Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2017 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by the Fund at the Fund’s principal executive offices by November 28, 2016 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

 A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than January 5, 2017 and not later than February 4, 2017 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2017 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Advisor (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

March 31, 2016

ANNUAL MEETING OF SHAREHOLDERS OF

CENTER COAST MLP & INFRASTRUCTURE FUND

May 5, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.centercoastcap.com/CEN/news

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003300000000000000 1 050516

THE BOARD OF TRUSTEES OF THE FUND (THE "BOARD"), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES OF THE BOARD.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
Michael F. Curran	Class I Trustee	☐	☐	☐
James Edward Jones	Class I Trustee	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CENTER COAST MLP & INFRASTRUCTURE FUND

Proxy for Annual Meeting of Shareholders on May 5, 2016

Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints William H. Bauch and Rachel Hollowell, and each of them, with full power of substitution and power to act alone, as proxies to vote all the common shares of beneficial interest, par value $0.01 per share, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Center Coast MLP & Infrastructure Fund, to be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002 on Thursday, May 5, 2016, at 1:30 p.m. (Central time), and at any adjournments, postponements or delays thereof, as follows:

(Continued and to be signed on the reverse side.)

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